EXHIBIT 10.(b)


                             SUBCONTRACT 514-05-196


              PROJECT TITLE: HAARP, ANTENNA TOWER DRESSING PROJECT
            PRIME CONTRACT NO. N00014-02-D-0479, DELIVERY ORDER 0014



                             FIXED PRICE SUBCONTRACT






                                   ISSUED TO:
                          ANTENNA PRODUCTS CORPORATION
                              101 S.E. 25th AVENUE
                             MINERAL WELLS, TX 76067




                                   ISSUED BY:

                     BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.
                            1250 TWENTY-FOURTH ST, NW
                              WASHINGTON, DC 20037




                                  Anthony Pugh
                             Contract Administrator

                             Phone: (202) 223 - 8808
                              Fax: (202) 223 - 1377
                       E-Mail: anthony.pugh@baesystems.com















                                    10.(b)-1

                           SUBCONTRACT NO. 514-05-196


                                     BETWEEN

                          ANTENNA PRODUCTS CORPORATION




                                       AND



                     BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.

EFFECTIVE DATE:                    UPON EXECUTION
SUBCONTRACT TYPE:                  FIRM FIXED PRICE
PERIOD OF PERFORMANCE              25 April 2005 to 1 November 2005
SUBCONTRACT VALUE:                 FIXED PRICE CEILING $1,733,482
PAYMENT TERMS:                     NET 30 DAYS
PRIME CONTRACT NO.:                N00014-02-D-0479
PRIME CONTRACT DELIVERY ORDER NO:  0014
SECURITY CLASSIFICATION:           UNCLASSIFIED
DPAS RATING:                       DO-C9 (U)
SUBCONTRACTOR EIN:                 75-1964534






























                                    10.(b)-2

                                TABLE OF CONTENTS



SECTION A .............................................................CONTRACT


SECTION B  ........................................SUPPLIES/SERVICES AND PRICES


SECTION C    .......................................DESCRIPTIONS/SPECIFICATIONS


SECTION D   ............................................. PACKAGING AND MARKING


SECTION E    ........................................ INSPECTION AND ACCEPTANCE


SECTION F    .........................................DELIVERIES OR PERFORMANCE


SECTION G    ...................................SUBCONTRACT ADMINISTRATION DATA


SECTION H     ....................................SPECIAL CONTRACT REQUIREMENTS


SECTION I     ...................GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS


SECTION J    ...............................................LIST OF ATTACHMENTS


SECTION K   .................................REPRESENTATIONS AND CERTIFICATIONS



















                                    10.(b)-3

SECTION A CONTRACT

A-1           INTRODUCTION
This FIXED PRICE CONTRACT is hereby made and entered into by and between BAE SYSTEMS Advanced Technologies Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter also called "BAE SYSTEMS ATI", "Contractor", or "Buyer"), and Antenna Products Corporation having a principal place of business in Mineral Wells, Texas (hereinafter also called "APC", "Subcontractor", or "Seller").

WITNESS THAT WHEREAS, BAE SYSTEMS ATI has entered into Prime Contract No. N00014-02-D-0479 to perform certain work and services for the U.S. Government; and

WHEREAS, BAE SYSTEMS ATI desires to have APC perform certain work and services hereinafter described, and APC desires to perform certain work and services for BAE SYSTEMS ATI; and

WHEREAS, the work and services hereinafter described to be performed by APC are related to the work and services to be furnished by BAE SYSTEMS ATI to the U.S. Government,

NOW, THEREFORE, the parties mutually agree as follows:

A-2 SUBCONTRACT TYPE This is a Fixed Price subcontract.

A-3           SUBCONTRACT VALUE
The total Firm Fixed Price Ceiling for performance of the Work as defined in Section C is $ 1,733,482 which amount shall represent BAE SYSTEMS ATI's not to exceed amount, unless changed by a written modification to this Agreement, which is signed by authorized representatives of both parties.

A-4           SUBCONTRACT EXECUTION
In witness whereof, the duly authorized representatives of Buyer and Seller have executed this Subcontract.


SELLER                                BUYER
ANTENNA PRODUCTS CORPORATION          BAE SYSTEMS ADVANCED TECHNOLOGIES, INC.


BY: CLARK D. WRAIGHT                  BY:  Michael J. Murphy
SIGNATURE:  /s/Clark D. Wraight       SIGNATURE: /s/Michael J. Murphy
            -------------------                ----------------------
TITLE:  PRESIDENT                     TITLE:  Contracts Manager
DATE:  6/13/05                        DATE:










                                    10.(b)-4

SECTION B  SUPPLIES/SERVICES AND PRICES

B-1    SCOPE OF CONTRACT
The general description of services to be provided under this Subcontract is the tower dressing of 180 antennas at the HAARP site in Gakona, AK (A detailed Statement of Work is included in Subcontract Section C, Statement of Work).

B-2    SUBCONTRACT LINE ITEM DESCRIPTION (SLIN) LIST
Subcontract
Line  Item No.     Description                           FFP Amount
--------------     -----------                           ----------
0001               Tower Dressing of 180 antennas        $1,733,482

B-3    GENERAL LABOR COSTS

This Subcontract is subject to the requirements of both the Davis Bacon Act and the Service Contract Act as stated under FAR Clauses 52.222-6 and 52.222-41 as stated in Section I Part III of this subcontract. Subcontractor is required to submit weekly certified Payroll to the BAE SYSTEMS ATI Contractual Point of Contact identified in Section G-4 of this Subcontract.

SECTION C  DESCRIPTIONS/SPECIFICATIONS

C-1    DESCRIPTIONS/SPECIFICATIONS

Project Location:
-----------------
The High Frequency Active Auroral Research Program (HAARP) Gakona facility is a Government-owned facility at milepost 11.3 TOK Cutoff, Gakona, AK 99586.

Statement of Work:
------------------
APC shall provide all labor, materials (minus customer furnished materials Attachment 4 ) and other services necessary to perform the tower dressing of the 132 new antennas and 48 old antennas in accordance with both the Statement of Work (Attachment E) and the APC proposal dated 23 February 2005.

SECTION D  PACKAGING AND MARKING

D-1    PACKAGING
Packaging and marking of all deliverables shall be in accordance with the best commercial practice necessary to ensure safe and timely delivery at destination, in accordance with the applicable security requirements.

D-2    CONTAINER MARKINGS
A complete packing list shall be included with all shipments. Subcontractor shall mark containers or packages with necessary lifting, loading, and shipping information, including the BAE SYSTEMS ATI agreement number, item number, dates of shipment, and the names and address of consignor and consignee. Bills of lading shall include this agreement number.

D-3    MARKING OF SUBCONTRACTOR REPORTS
All reports and correspondence submitted under this subcontract shall include:



                                    10.(b)-5

o    The Prime Contract Number/ Delivery Order Number
o    Subcontract Number
o    Forwarded Prepaid
o Provide preservation, packaging and marking which shall afford adequate protection against physical damage during shipment for all deliverable items.
o All reports shall be packaged and forwarded to the BAE SYSTEMS ATI Quality Assurance at:
          BAE SYSTEMS Advanced Technologies, Inc.
          1250 Twenty-Fourth St., NW, Suite 850
          Washington, DC 20037
          Attn: Paul Darling


SECTION E  INSPECTION AND ACCEPTANCE

E-1    INSPECTION AND ACCEPTANCE

Final inspection and acceptance of all work and report items will be performed by BAE SYSTEMS ATI's Quality Assurance Point of Contact identified in Section G-4 of this Agreement. The Subcontractor shall be responsible for all work performed until completion and acceptance of the entire work, except for any completed unit of work that may have been accepted under this subcontract.


SECTION F  DELIVERIES OR PERFORMANCE

F-1    DELIVERIES

Deliverables:                                                    Date Delivered:
-------------                                                    ---------------
1.  AMU's and ancillary equipment installed on new towers 1-44   8/1/2005

2.  AMU's and ancillary equipment installed on new towers 45-88  8/29/2005

3.  AMU's and ancillary equipment installed on new towers 89-132 9/26/2005

4.  AMU's and ancillary equipment installed on old towers        10/12/2005
    133-180 and final installation complete.


Delivery of reports and other documentation required in performance of this subcontract as set forth herein will be made to:
            BAE SYSTEMS Advanced Technologies, Inc.
            1250 Twenty-Fourth St., NW, Suite 850
            Washington, DC 20037
            Attn: Paul Darling
A copy of all transmittal letters shall be mailed to the BAE SYSTEMS ATI Contractual Point of Contact identified in Section G-4 of this Subcontract.

         1. The Subcontractor shall submit a complete and signed "Travelers Checklist", which will be audited by BAE SYSTEMS ATI POC on a regular basis showing antenna completion.



                                    10.(b)-6

         2. The Subcontractor shall submit a time-scaled bar chart, showing predecessor/successor relationship and identifying critical activities. The schedule shall be submitted within 5 days from the issuance of the subcontract notice-to-proceed.

            The Subcontractor shall break the work into discrete activities, identifying major tasks and subtasks.

         3. On a weekly basis, the Subcontractor shall update the schedule. The weekly updated schedule shall identify any schedule slippage and shall describe corrective actions to be taken by the Subcontractor to ensure that subcontract completion dates are not exceeded.

         4. Each work week, the Subcontractor shall provide BAE SYSTEMS ATI SYSTEMS Advanced Technologies, Inc. (BAE SYSTEMS ATI) a report detailing the nature and extent of work performed that week and scheduled to be performed in the following week. The report shall include personnel and equipment for each work element, actual progress versus scheduled progress, and anticipated progress for the next week. Email is acceptable.

         5. The Subcontractor shall submit within 5 days of the issuance of the Notice-to-Proceed, an Environmental Plan detailing how the contract work will be accomplished with minimal damage to the environment. Include in this submission shall be an Oil Spill Contingency Plan detailing actions which shall be taken in the event of a spill. The plan shall include any required restoration or other work required by federal, state or local permits. It shall also include how and when site environmental orientations briefings for all Subcontractor employees conducted by the BAE SYSTEMS ATI Environmental Field Officer, shall be held.

         6. The Subcontractor shall submit safety plans and hazard analysis for the subcontract work as prescribed in the U.S. Army Corps of Engineers Manual EM 385-5. No work shall start on the site until the safety submittal has been approved by BAE SYSTEMS ATI.

         7. Subcontractor shall furnish Certificate of Insurance to BAE SYSTEMS ATI evidencing the insurance required hereunder and upon request. BAE SYSTEMS ATI may examine true copies of the actual policies. Each certificate shall provide that thirty (30) days prior written notice shall be given to BAE SYSTEMS ATI in the event of cancellation or material change in policies occurs.

         8. Subcontractor shall furnish a Performance Bond in an amount equal to 100% of the subcontract value and a Payment Bond in an amount equal to 100% of the subcontract value to BAE SYSTEMS ATI within 5 days, but in any event, before starting tower installation work.


F-2    PERIOD OF PERFORMANCE

The Period of Performance for this Subcontract is 25 April 2005 through 1 November 2005. The subcontractor shall plan and execute the work accordingly.


                                    10.(b)-7

F-3    PLACE OF PERFORMANCE
Performance under this subcontract will take place at the HAARP Site in Gakona, Alaska.


SECTION G  SUBCONTRACT ADMINISTRATION DATA

G-1    INVOICING AND PAYING INSTRUCTIONS
Submit one original invoice to:
            BAE SYSTEMS Advanced Technologies, Inc.
            1250 Twenty-Fourth St., NW
            Washington, DC 20037
            Attention:  Anthony Pugh

Invoices may be submitted no more often than monthly after approved invoice has been received by BAE SYSTEMS ATI, Washington D.C. The anticipated Milestone Billing schedule is as follows:


Milestone Milestone Description             Anticipated Date       Amount
--------- ---------------------             ----------------       ------
   001    Contract Signature                Upon Execution         $400,000
   002    Installation of tower brackets        6/13/05                  __
          on 132 new towers

   003    Start Installations of AMU's and      7/1/05                   __
          ancillary equipment on 132 new
          Towers
   004    AMU's and ancillary equipment         8/1/05             $400,000
          installed on new towers 1-44
   005    AMU's and ancillary equipment         8/29/05            $400,000
          installed on new towers 45-88
   006    AMU's and ancillary equipment         9/26/05            $400,000
          installed on new towers 89-132
   007    AMU's and ancillary equipment
          installed on old towers 133-180
   008    Final Installation Complete           10/17/05           $133,482
          Total Milestones                                       $1,733,482


In accordance with the provisions of this Agreement and conditioned upon satisfactory performance of Subcontractor's obligations hereunder, BAE SYSTEMS ATI will pay ninety percent (90%) of the approved amounts of Subcontractor's interim payment vouchers within thirty (30) days after BAE SYSTEMS ATI's receipt thereof at the aforementioned address; except that if BAE SYSTEMS ATI, in good faith, disputes and does not approve an item billed BAE SYSTEMS ATI will notify Subcontractor of the portion disputed and withhold payment thereof until settlement of the dispute. Such right of BAE SYSTEMS ATI to withhold such payments shall not constitute or imply acceptance of the Work or Deliverables

BAE SYSTEMS ATI will have no direct or indirect obligation to pay, reimburse or otherwise bear any rates, costs, expenses or other charges or amounts whatsoever, except as agreed to herein; it being understood that all of Subcontractor's work shall be performed by Subcontractor at Subcontractor's sole cost, risk and expense, except as otherwise expressly agreed to in writing.

                                    10.(b)-8

Final Payment under this subcontract shall be predicated upon receipt and acceptance by BAE SYSTEMS ATI of all performance and Deliverables called for hereunder; final accounting for and disposition of government property; the assignment to BAE SYSTEMS ATI of any refunds; and the release discharging BAE SYSTEMS ATI from liabilities.

G-2    PAYMENT AND CORRESPONDENCE ADDRESS
Payment under this subcontract shall be made to:
                   Antenna Products Corporation
                   ACCT# 600058164
                   C/O Frost National Bank
                   PO Box 164009
                   Fort Worth, TX 76161-4009

G-3    CONTRACT ADMINISTRATION
The BAE SYSTEMS ATI Contract Administrator shall be the only individual authorized to direct and/or redirect the effort or in any way amend any of the terms of this subcontract other than those instances specifically delegated to an Administrative Contracting Officer, or a Termination Contracting Officer, by a General Provision of this subcontract.
No verbal statement of any person whomsoever shall, in any manner or degree, modify or otherwise affect the terms of this subcontract. In the event effects any such change at the direction of any person other than the BAE SYSTEMS ATI Contract Administrator, the change will be considered to have been made without administrative authority and no adjustment will be made in the authorized funding to cover any increase in costs incurred as a result thereof.

G-4    POINTS OF CONTACT
The individuals identified below may be contacted for contractual and technical administration of this Subcontract. Any notices consents or approvals required or permitted by this Agreement shall be in writing and shall be given to the contractual Point of Contact or to such other address as the party to receive the same shall have designated to the other party hereto.

   BAE SYSTEMS ATI:
   Contractual                           Technical
   -----------                           ---------
   Name:    Anthony Pugh                 Name: Dr. Rob Jacobsen
   Title: Contract Administrator         Title: Program Manager
   Voice: 202-223-8808                   Voice: 202-223-8808
   FAX: 202-223-1377                     FAX:  202-223-1377
   E-mail:  anthony.pugh@baesystems.com  E-mail:  jacobsen@baesystems.com
            ---------------------------           -----------------------

                                         Quality Assurance
                                         -----------------
                                         Name: Paul Darling
                                         Title: Assistant Program Manager
                                         Voice: 202-223-8808
                                         FAX:   202-223-1377
                                         E-mail: paul.darling@baesystems.com
                                                 ---------------------------




                                    10.(b)-9

   SUBCONTRACTOR:
   -------------
   Contractual                           Technical
   -----------                           ---------
   Name: Clark Wraight                   Name:  Tony Jurd
   Voice:   940-325-3301                 Voice :  940-325-3301
   FAX :    940-325-0716                 FAX:     940-325-0716


G-5    PROGRAM MANAGER
Performance under the work hereunder is subject to the technical direction of BAE SYSTEMS ATI's Program Manager or his designee. If the Program Manager assigns a designee, such designee shall be identified in a written correspondence signed by the BAE SYSTEMS ATI Contract Administrator and provided to the Subcontractor Contractual Point of Contact as identified in Section G-4 of this Agreement. For the purpose of this clause, technical direction includes the following:
     Direction to the Subcontractor that shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work.
     Guidelines to the Subcontractor that assist in the interpretation of drawings, specifications or technical portions of work description.

The Program Manager and his designee do not have the authority to issue any direction under this contract, either technical or otherwise, that increases BAE SYSTEMS ATI's financial obligation hereunder.





























                                   10.(b)-10

                     SECTION H SPECIAL CONTRACT REQUIREMENTS

H-1   CLAIMS AGAINST SUBCONTRACTOR        fishing  on the  project  site and on
                                          native lands  adjacent to the project
If  notification of any claim against     is  prohibited,  and that no firearms
the  Subcontractor   arising  out  of     shall be allowed on the site.
labor or  materials  furnished to the
project  has been made to BAE SYSTEMS     H-4   ENVIRONMENTAL FIELD OFFICER
ATI,  BAE  SYSTEMS  ATI may, at their
discretion, withhold sufficient funds BAE SYSTEMS ATI shall provide an from any payments to cover the cost on-site Environmental Field Officer of any such claims pending their (EFO) during regular businees hours settlement to the satisfaction of BAE (Monday through Friday, 8:00 AM - SYSTEMS ATI. BAE SYSTEMS ATI shall 4:30 PM) while operations are have the right at any time to make underway. The duties of the EFO shall payments due under this Agreement by be to oversee site operation with means of joint checks to the regards to compliance with NEPA, Subcontractor or directly to any of permit requirements, and applicable the laborers, suppliers or state and federal requirements. The
Subcontractors directly.                  EFO shall have the  authority to stop
                                          any work that is deemed  hazardous to
H-2   DUST CONTROL                        the   environment.   The  EFO   shall
                                          conduct an Environmental  Orientation
The     Subcontractor     shall    be     briefing   for   all    Subcontractor
responsible    for   providing   dust     personnel  prior to their  working on
control   measures   as  required  or     the site.
directed   by  the  BAE  SYSTEMS  ATI
Program Manager or his designee.          H-5   ENVIRONMENTAL IMPACTS

H-3   EMPLOYEE SITE - EEO ORIENTATION     The   Subcontractor   shall   conduct
                                          operations   in  a  manner  to  avoid
The BAE SYSTEMS ATI Environmental unnecessary environmental impacts in Field Officer shall provide all accordance with applicable state and Subcontractor management personnel federal government agency standards.
working at the site with an Any environmental damage caused by orientation, prior to their working the Subcontractor's negligence shall
on the site,  on project  objectives,     be repaired by the  Subcontractor  at
safety concerns, environmental rules, no expense to BAE SYSTEMS ATI. No and affirmative action guidelines. camp fires shall be permitted at or The Subcontractor shall provide near the sites. Any oil products awareness training to employees on spilled by the Subcontractor as a cultural value issues sensitive to result of operations shall be removed Native Americans. Archaeological, to the applicable government agency's cultural, subsistence and other satisfaction. Subcontractor shall environmental concerns shall be have present, at the site, absorbent specifically addressed. The material in sufficient quantity to
Subcontractor shall flow down the EEO absorb any potential pollutants. orientation information to the Subcontractor shall submit an Oil Subcontractor's employees including Spill Contingency Plan, if required, any lower tier subcontractor in accordance with applicable personnel working at the site. The federal, state, and local laws and Subcontractor shall instruct regulations, to BAE SYSTEMS ATI.
Subcontractor employees and lower Subcontractor shall be responsible tier subcontractors that hunting and for leaving the site clean and


                                   10.(b)-11

                                                      Subcontract No. 514-05-196

garbage free. The Subcontractor shall protect the utilities during the work comply with the applicable of this subcontract. Any damage to or regulations of federal, state, or interference with an existing utility local statutes related to the during the work of this subcontract
environment  and the  prevention  and     shall be reported  immediately to the
abatement of pollution.                   Site Supervisor.

H-6   EXCUSABLE DELAYS                    H-9   FAILURE TO COMPLY WITH EQUAL
                                                OPPORTUNITY REGULATIONS
Except for defaults of  Subcontractor
at any tier, Subcontractor shall not This Subcontract may be canceled by be in default because of any failure BAE SYSTEMS ATI up to 30 days after to perform this subcontract under its award and without liability to BAE terms if the failure arises from SYSTEMS ATI or others for any payment causes beyond the control and without or otherwise, if Subcontractor is the fault or negligence of found by the United States
Subcontractor. Examples of these Government, on the basis of a causes are (1) acts of God or of the compliance review, not able to comply public enemy, (2) acts of the with the provisions of the Equal Government in either its sovereign or Opportunity regulations clause Contractual capacity, (3) fires, (4) incorporated herein and the Equal floods, (5) epidemics, (6) quarantine Opportunity regulations of the
restrictions (7) strikes, (8) freight     Government.
embargoes,  and (9) unusually  severe
weather.   In  each   instance,   the     H-10  FURTHER ASSURANCES
failure to perform must be beyond the
control  and  without  the  fault  or     Subcontractor  will,  and will  cause
negligence of Subcontractor. its employees, officers, agents and "Default" includes failure to make representatives to, prepare and
progress   in  the   work  so  as  to     execute  at  the  executing   party's
endanger performance.                     expense,  and  will  deliver,  at the
                                          reasonable  request  of  BAE  SYSTEMS
H-7   EXAMINATION OF COSTS                ATI,   any  and  all   documents   or
                                          instruments  reasonably  necessary or
For   the   purpose   of   evaluating     appropriate  to create,  evidence  or
Subcontractor's costs with respect to confirm the grant, discharge, or requests for change proposal, and release, as the case may be, of any proposal for follow-on procurement, right, interest or obligation Subcontractor agrees that BAE SYSTEMS acquired by BAE SYSTEMS ATI pursuant
ATI  may  subject   such   proposals,     to this Agreement.
requests   or  reports   and  related
fianancial   data  to  anaysis   type     H-11  GOVERNMENT PROPERTY
examintation.   For  such   purposes,
Subcontractor must make available all BAE SYSTEMS ATI shall retain title to data supporting direct costs to BAE all property furnished to and SYSTEMS ATI, DCAA or any other utilized by Subcontractor in
authorized governement official.          performance   of  this   subcontract.
                                          Subcontractor shall label,  maintain,
H-8   EXISITING UTILITIES                 and  dispose  of  BAE  SYSTEMS  ATI's
                                          property,  including scrap, according
The Subcontractor shall be to BAE SYSTEMS ATI's written responsible for verifying the direction, and Subcontractor shall be locations of existing utilities prior responsible for all loss or damage to to the commencement of work and shall BAE SYSTEMS ATI's property in

                                   10.(b)-12

                                                      Subcontract No. 514-05-196

Subcontractor's    possession.   This          sickness  or  death  of any  one
clause      does      not      govern          person,      $1,000,000      per
Subcontractor's     handling,    use,          occurrence  for  more  than  one
maintenance     or     disposal    of          person,  and $1,000,000 for loss
Government-furnished   property  that          of or damage to  property in any
may   come    into    Subcontractor's          one occurrence..
possession   during   Subcontractor's       The amount of liability coverage on
performance of this subcontract; such          other    policies    shall    be
handling,    use,    maintenance   or          commensurate   with  any   legal
disposal    is    governed   by   the          requirements of the locality and
government  furnished property clause          sufficient  to meet  normal  and
in Section I of this subcontract.              customary claims.
                                            All policies shall be  endorsed  to
H-12  INSURANCE                                provide  that  underwriters  and
                                               insurance      companies      of
The   following   kinds  and  minimum          Subcontractor shall not have any
amounts  of  insurance  are  required          right of subrogation against BAE
during   the   performance   of  this          SYSTEMS    ATI    and    agents,
contract:                                      employees,              invites,
  (a)Worker's     Compensation    and          subcontractors,        insurers,
     Employer's Liability Insurance:           underwriters,   and  other  such
        (i) The  amount  required  by          parties as BAE  SYSTEMS  ATI may
            the      state      where          designate.
            performance  will  occur,       Subcontractor     shall     furnish
            under applicable Worker's          Certificate  of Insurance to BAE
            Compensation          and          SYSTEMS   ATI   evidencing   the
            occupational      disease          insurance required hereunder and
            statutes.                          upon  request.  BAE  SYSTEMS ATI
        (ii)Employer's      liability          may  examine  true copies of the
            insurance  in the minimum          actual      policies.       Each
            amount of $1,000,000  per          certificate  shall  provide that
            person and $1,000,000 per          thirty  (30) days prior  written
            accident.                          notice  shall  be  given  to BAE
  (b)General   Liability   Insurance:          SYSTEMS  ATI  in  the  event  of
     Bodily injury, sickness or death          cancellation  or material change
     liability    coverage   on   the          in policies occurs
     comprehensive  form of policy at       All policies shall be  endorsed  to
     $1,000,000  per  occurrence  and          provide  that  there  will be no
     $1,000,000 for loss or damage to          recourse against BAE SYSTEMS ATI
     property in one accurrence .              for payment of premium.
  Automobile   Liability   Insurance:       Subcontractor   shall  require  all
     Coverage   shall   be   on   the          Subcontractors'    to    obtain,
     comprehensive   form  of  policy          maintain,  and  keep  in  force,
     covering  owned,   no-owned  and          during  the time in  which  they
     hired   vehicles   used  by  the          are   engaged   in    performing
     Subcontractor.  The policy shall          Services   hereunder,   adequate
     provide  for  bodily  injury and          insurance coverage in accordance
     property    damage     liability          with   Subcontractors'    normal
     covering  the  operation  of all          practice and furnish BAE SYSTEMS
     vehicles used in connection with          ATI acceptable  evidence of such
     performing   the    subcontract.          insurance.
     Policies shall provide  coverage       BAE SYSTEMS ATI shall not be liable
     of    at    least     $1,000,000          for loss or damage to equipment,
     applicable  to  bodily   injury,          supplies,      and     materials

                                   10.(b)-13

                                                      Subcontract No. 514-05-196

     belonging  to the  Subcontractor     H-15  NATIONAL CODES
     or    used    on    behalf    of
     Subcontractor                for     The   following   codes  are   hereby
     Subcontractor's performance incorporated into the subcontract by hereunder.. Any insurance reference, with the same force and
     policies        carried       by     effect as if it were provided in full
     Subcontractor  or third party on     text.
     said  equipment,   supplies  and       Uniform Building Code (UBC)
     materials   shall   provide  for       Uniform Mechanical Code (UMC)
     waiver of underwriter's right to       Uniform Plumbing Code (UPC)
     subrogation  against BAE SYSTEMS       National Electrical Code (NEC)
     ATI.                                   Americans with Disabilites Act(ADA)
  It is    expressly    agreed    and       National Fire Protection
     understood   that  the  cost  of          Association (NFPA)
     premiums  and   deductibles  for
     insurance   described   in  this     H-16  NOTIFICATION OF DEBARMENT/
     Agreement is a  non-reimbursable           SUSPENSION STATUS
     cost.
  Primary  Insurance  - It is  hereby     Subcontractor shall provide immediate
     understood and agreed that any notice to the BAE SYSTEMS ATI coverage provided by BAE SYSTEMS Contract Administrator in the event
     ATI by Subcontractor's insurance of being suspended, debarred or under this Agreement is primary declared ineligible by any Department
     insurance   and   shall  not  be     or  other  Federal  Agency,  or  upon
     considered          contributory     receipt  of  a  notice  of   proposed
     insurance   with  any  insurance     debarment  from  another  DoD Agency,
     policies of BAE SYSTEMS ATI.         during   the   performance   of  this
  By so  specifying,  BAE SYSTEMS ATI     subcontract.
     may require  additional types of
     insurance.                           H-17  OFF-DUTY EMPLOYMENT
  These  insurance  provisions  in no
     way  affect  the   liability  of     Subcontractor  agrees  not to  employ
     Subcontractor      as     stated     any person who is and employee of the
     elsewhere in this Agreement.         United  States   Government,   either
                                          civilian   or    military,    without
H-13  LIGHTING                            assuring   that  the   employees  has
                                          complied  with  all  the  appropriate
Subcontractor be responsible for Department of Defense Regulations providing adequate lighting, if pertaining to off-duty employment for
required,   to  accomplish  the  work     Government personnel.
under  this   Subcontract.   Lighting
shall wash down on the immediate work     H-18  PERMITS
area.  No lighting  shall be directed
which will illuminate distant The Government has provided BAE objects. Lighting shall be turned off SYSTEMS ATI with the U.S. Army Corps during daylight hours and non-working Engineers 404 Permits for the work
periods.                                  area, and all work shall be completed
                                          in   accordance   with  that  permit.
H-14  LIMITATION OF FUNDS (NOT            Responsibility   for   obtaining  any
      APPLICABLE TO FIRM FIXED PRICE      other   permits   required   for  the
      CONTRACTS)                          performance   of  work   under   this
                                          subcontract      shall     be     the
Not Used.                                 responsibility of the  Subcontractor.
                                          Failure  to  notify  the  appropriate

                                   10.(b)-14

                                                      Subcontract No. 514-05-196

agencies as required by federal, or otherwise, assign any of its state or local regulations or permits rights or interest in this maybe a violation of said regulations subcontract, or delegate any of its or permits. Any penalties assessed duties or obligations under this resulting from such violation shall subcontract, including but not be on the account of the limited to any right to monies due or
Subcontractor.                            to become  due,  without  BAE SYSTEMS
                                          ATI's  prior  written   consent.   No
H-19  PERFORMANCE AND PAYMENT BOND        assignment,       delegation,      or
                                          subcontracting by Subcontractor, with
Subcontractor shall furnish BAE or without BAE SYSTEMS ATI's consent, SYSTEMS ATI a Performance and Payment shall relieve Subcontractor of any of Bond in the full amount of the its obligations under this contract and shall maintain the bond subcontract. Notwithstanding the in force during the continuance of foregoing, either party shall have this subcontract including the the right to assign this subcontract warranty period. The Bond shall be to any successor of such party by way for the faithful performance of this of merger or consolidation or the subcontract in all respects acquisition of substantially all of including, but not limited to, the business and assets of the payments for all material and labor. assigning party relating to the All alterations, extensions of time, subject matter of this subcontract.
additional work and other changes This right shall be retained provided authorized by the Subcontract that such successor shall expressly Documents may be made without assume all the obligations and securing the consent of the Surety or liabilities of the assigning party Sureties. The Bond shall be with a under this subcontract, and that the good and sufficient corporate surety assigning party shall remain liable acceptable to BAE SYSTEMS ATI and a and responsible to the other party Power of Attorney for the person hereto for the performance and
signing  the Bond for the Surety must     observance of all such obligations.
be  submitted   with  the  Bond.  BAE
Systems ATI Inc. shall provide to the     H-21  SAFETY
subcontractors    bonding   agent   a
notification of contract completion The Subcontractor shall be no later than 45 days after responsible for safety related to and
completion   of  all   work   by  the     during  prosecution  of the  work and
subcontractor,   excluding  any  work     shall ensure that its  employees  and
which  may  be  performed  under  the     employees of its  Subcontractors  are
warranty period.                          notified  of and observe and abide by
                                          all  safety   regulations   and  laws
H-20  RESPONSIBILITY FOR PERFORMANCE      including,  but not  limited to State
                                          of Alaska General  Safety Code,  U.S.
BAE SYSTEMS ATI issuance of this Department of Labor Safety and Health subcontract is based in part on BAE Act of 1970, including, any revisions SYSTEMS ATI's reliance upon of the foregoing, that may hereafter Subcontractor's ability, expertise be applicable, and all applicable
and   knowledge   of   the   expected     safety  regulations.  Said  laws  and
construction       project,       and     regulations  are  designed as minimum
Subcontractor's continuing compliance     requirements  for the  Subcontractor,
with all applicable laws and and the Subcontractor shall take any regulations during the performance of additional precautions necessary or this subcontract. Subcontractor shall proper under the circumstances to not, by contract, operation of law, prevent injury or death to persons

                                   10.(b)-15

                                                      Subcontract No. 514-05-196

and/or  damage to  property.  Neither     each if  they  were  employed  by the
compliance   with   such   laws   and     contracting  agency  subject  to  the
regulations by Subcontractor  nor BAE     previsions of 5 U.S.C. 5341 or 5332.
SYSTEMS ATI's approval of any actions
or procedures of the Subcontractor as     This Statement is for Information
provided  herein,  shall  relieve the     Only:  It is not for Wage
Subcontractor  of its  obligations to     Determination
always  use due  care  in  performing     -------------- ----------------------
services under this subcontract.          EMPLOYEE CLASS MONETARY WAGE-FRINGE
                                                         BENEFITS
The  Subcontractor  shall immediately     -------------- ----------------------
notify BAE  SYSTEMS  ATI and, as soon
thereafter as is practicable, furnish     -------------- ----------------------
BAE SYSTEMS ATI with a written report
of  any  damage  to  property  and/or     -------------- ----------------------
injury to, or death of, persons which
occurs  in  connection  with or is in     -------------- ----------------------
any way related to the  execution  of
services under this subcontract.          -------------- ----------------------

H-22  SECURITY                            H-24  SUBCONTRACTOR PERSONNEL

The     Subcontractor     shall    be     Subcontractor  shall  be  responsible
responsible for the physical security     for selecting  personnel who are well
of all  aspects  of  its  operations.     qualified  to  perform  the  required
Access  to the  HAARP  site  shall be     services, supervising techniques used
limited to  employees  working on the     in  their  work,   and  assuring  the
contract. An existing gate across the     quality            of           their
access road prevents unauthorized use product.Subcontractor shall select, of the access road to the Operations supervise and exercise control and
Center.   The   Subcontractor   shall     direction  over its  employees  under
maintain secure access during work this Subcontract. Subcontractor shall hours to preclude unauthorized entry not supervise, direct or control the into the site and ensure that the activities of BAE SYSTEMS ATI gate or vehicular barrier is locked personnel. Except as may be otherwise at all times when work is not expressly specified herein, underway. Keys to the gate can be Subcontractor shall provide all
obtained from BAE SYSTEMS ATI.            necessary  administrative  and  other
                                          support to its employees.
H-23  SERVICE CONTRACT ACT -
      STATEMENT OF EQUIVALENT RATES       H-25  SUBCONTRACTING RESTRICTIONS

The following FAR clause  applies and     Subcontractor     may    not    issue
is provided in full text:                 second-tier  subcontracts to business
52.222-42   STATEMENT  OF  EQUIVALENT     concerns that have been debarred from
RATES FOR FEDERAL HIRES (MAY 1989)        contracting with the U.S. Government.
In compliance with the Service Nor shall the Subcontractor issue Contract Act of 1965, as amended, and second-tier subcontracts to foreign
the  Regulations  of the Secretary of     owned business concerns.
Labor  (29 CFR Part 4),  this  clause
identifies  the  classes  of  service     H-26  TRASH AND WASTE
employees  expected  to  be  employed
under the contract and states the All trash and waste shall be hauled wages and fringe benefits payable to offsite and properly disposed of in a

                                   10.(b)-16

                                                      Subcontract No. 514-05-196
landfill  approved  for  operation by
the  governmental   authority  having
jurisdiction.

H-27  WATER AND SANITARY SERVICES

All  water  and   sanitary   services
required in the  performance  of this
work   shall  be   provided   by  the
Subcontractor. The existing water and
sanitary services at the project site
will    not    be    available    for
Subcontractor's use.











































                                   10.(b)-17

                                                      Subcontract No. 514-05-196


            SECTION I GENERAL PROVISIONS AND FAR FLOWDOWN PROVISIONS

--------------------------------------------------------------------------------

SECTION I: GENERAL PROVISIONS               Contract
-----------------------------             E Preservation of the Government's
1  Acceptance of Contract/Terms and         Rights
   Conditions                             F FAR Flowdown Clauses
2  Applicable Laws
3  Assignment                             SECTION I:  GENERAL PROVISIONS
4  Changes                                ------------------------------
5  Commercial Computer Software           1. ACCEPTANCE OF  CONTRACT/TERMS  AND
6  Communication with BAE SYSTEMS            CONDITIONS
   Customer
7  Contract Direction                        (a) This   Contract    integrates,
8  Default                                       merges,   and  supersedes  any
9  Definitions                                   prior  offers,   negotiations,
10 Disputes                                      and agreements  concerning the
11 Export Control                                subject   matter   hereof  and
12 Extras                                        constitutes     the     entire
13 Furnished Property                            agreement between the Parties.
14 Gratuities/Kickbacks
15 Independent Contractor                    (b) SELLER's       acknowledgment,
   Relationship                                  acceptance   of  payment,   or
16 Information of BAE SYSTEMS                    commencement  of  performance,
17 Information of Seller                         shall   constitute    SELLER's
18 Inspection and Acceptance                     unqualified acceptance of this
19 Insurance/Entry on BAE SYSTEMS                Contract.
   Property
20 Intellectual Property                     (c) Additional or differing  terms
21 New Materials                                 or   conditions   proposed  by
22 Offset Credit/Cooperation                     SELLER or included in SELLER's
23 Packing and Shipment                          acknowledgment    hereof   are
24 Payments, Taxes, And Duties                   hereby   objected  to  by  BAE
25 Precedence                                    SYSTEMS  and  have  no  effect
26 Priority Rating                               unless  accepted in writing by
27 Quality Control System                        BAE SYSTEMS.
28 Release of Information
29 Stop Work Order                        2. APPLICABLE LAWS
30 Severability
31 Survivability                             (a) This    Contract    shall   be
32 Termination for Convenience                   governed by and  construed  in
33 Timely Performance                            accordance  with  the  laws of
34 Waiver, Approval, And Remedies                the    State    of    Delaware
35 Warranty                                      excluding  its  choice of laws
                                                 rules,    except    that   any
SECTION II: FAR FLOWDOWN PROVISIONS              provision  in  this   Contract
-----------------------------------              that  is (i)  incorporated  in
A Incorporation of FAR Clauses                   full text or by reference from
B Government Subcontract                         the    Federal     Acquisition
C Notes                                          Regulation   (FAR);   or  (ii)
D Amendments Required by Prime                   incorporated  in full  text or


                                   10.(b)-18

                                                      Subcontract No. 514-05-196

       by  reference  from any agency                corresponding     amounts.
       regulation  that implements or                SELLER shall  promptly pay
       supplements  the FAR or; (iii)                amounts so demanded.
       that is substantially based on
       any such agency  regulation or            (4) In   the   event   it   is
       FAR   provision,    shall   be                determined  that  the Work
       construed   and    interpreted                is not a  Commercial  Item
       according   to   the   federal                as  defined  at FAR 2.101,
       common   law   of   government                then  SELLER  agrees  that
       contracts  as  enunciated  and                the  corresponding  agency
       applied  by  federal  judicial                flowdowns     shall     be
       bodies,  boards  of  contracts                applicable     to     this
       appeals,   and  quasi-judicial                Contract, in lieu of these
       agencies    of   the   federal                terms   and    conditions,
       Government.                                   effective  as of the  date
                                                     of this Contract.
   (b) (1) SELLER  agrees  to  comply
           with all applicable  laws,        (c) SELLER  represents  that  each
           orders, rules,regulations,            chemical             substance
           and ordinances.                       constituting  or  contained in
                                                 Work    sold   or    otherwise
       (2) If:   (i)   BAE   SYSTEMS'            transferred   to  BAE  SYSTEMS
           contract  price  or fee is            hereunder  is on the  list  of
           reduced; (ii) BAE SYSTEMS'            chemical  substances  compiled
           costs are determined to be            and     published    by    the
           unallowable;   (iii)   any            Administrator      of      the
           fines,     penalties    or            Environmental       Protection
           interest  are  assessed on            Administration pursuant to the
           BAE  SYSTEMS;  or (iv) BAE            Toxic  Substances  Control Act
           SYSTEMS  incurs  any other            (15 U.S.C.  Sec. 2601 et seq.)
           costs  or  damages;  as  a            as amended.
           result of any violation of
           applicable  laws,  orders,        (d) SELLER  shall  provide  to BAE
           rules,   regulations,   or            SYSTEMS with each delivery any
           ordinances by SELLER,  its            Material   Safety  Data  Sheet
           officers,       employees,            applicable   to  the  Work  in
           agents,    suppliers,   or            conformance      with      and
           subcontractors    at   any            containing such information as
           tier,   BAE   SYSTEMS  may            required  by the  Occupational
           proceed as provided for in            Safety  and Health Act of 1970
           (3) below.                            and  regulations   promulgated
                                                 there  under,   or  its  state
       (3) Upon the occurrence of any            approved counterpart.
           of    the    circumstances
           identified  in (2)  above,     3. ASSIGNMENT
           BAE  SYSTEMS  may  make  a        Any    assignment    of   SELLER's
           reduction of corresponding        contract  rights or  delegation of
           amounts  (in  whole  or in        duties shall be void, unless prior
           part) in the price,  or in        written  consent  is  given by BAE
           the costs and fee, of this        SYSTEMS.   However,   SELLER   may
           Contract   or  any   other        assign  rights to be paid  amounts
           contract  with SELLER,  or        due,   or  to  become  due,  to  a
           may  demand   payment  (in        financing   institution   if   BAE
           whole  or in  part) of the        SYSTEMS is  promptly  furnished  a

                                   10.(b)-19

                                                      Subcontract No. 514-05-196

   signed  copy  of  such  assignment            in    accordance    with   the
   reasonably  in  advance of the due            "Disputes"   clause   of  this
   date  for   payment  of  any  such            Contract.   However,   nothing
   amounts.  Amounts  assigned  to an            contained  in  this  "Changes"
   assignee   shall  be   subject  to            clause  shall  excuse   SELLER
   setoffs  or  recoupment   for  any            from proceeding  without delay
   present  or  future  claims of BAE            in  the  performance  of  this
   SYSTEMS   against   SELLER.    BAE            Contract as changed.
   SYSTEMS  shall  have the  right to
   make      settlements       and/or     5. COMMERCIAL COMPUTER SOFTWARE
   adjustments   in   price   without        (a) As  used   in   this   clause,
   notice to the assignee.                       "restricted computer software"
                                                 means    computer     program,
4. CHANGES                                       computer    data   base,    or
   (a) The  BAE  SYSTEMS  Procurement            documentation   thereof,  that
       Representative   may   at  any            has been  developed at private
       time, by written  notice,  and            expense  and either is a trade
       without  notice to sureties or            secret,   is   commercial   or
       assignees, make changes within            financial and  confidential or
       the  general   scope  of  this            privileged,  or  is  published
       Contract in any one or more of            and copyrighted, and so marked
       the  following:  (i) drawings,            when  delivered  or  otherwise
       designs   or   specifications;            furnished.
       (ii)  method  of  shipping  or
       packing;    (iii)   place   of        (b) Notwithstanding any provisions
       inspection,    acceptance   or            to the  contrary  contained in
       point  of  delivery;  and (iv)            any     SELLER's      standard
       delivery schedule.                        commercial  license  or  lease
                                                 agreement,  SELLER agrees that
   (b) If any such  change  causes an            the    restricted     computer
       increase  or  decrease  in the            software  delivered under this
       cost of, or the time  required            Contract   shall  provide  the
       for,  performance  of any part            following    rights   to   BAE
       of this Contract,  BAE SYSTEMS            SYSTEMS     and    the    U.S.
       shall   make   an    equitable            Government.
       adjustment   in  the  Contract
       price     and/or      delivery            (1) The  restricted   computer
       schedule,   and   modify   the                software may be:
       Contract accordingly.  Changes
       to the delivery  schedule will                (i) Used or copied for use
       be    subject   to   a   price                    in   or    with    the
       adjustment only.                                  computer or  computers
                                                         for   which   it   was
   (c) Any  claim  for  an  equitable                    acquired,    including
       adjustment  by SELLER  must be                    use at any  Government
       submitted  in  writing  to BAE                    installation  to which
       SYSTEMS   within  thirty  (30)                    such    computer    or
       days  from the date of  notice                    computers    may    be
       of  the  change,   unless  the                    transferred;
       Parties  agree in writing to a
       longer period.                                (ii)Used or copied for use
                                                         in or  with  a  backup
   (d) Failure   to   agree   to  any                    computer     if    any
       adjustment  shall be  resolved                    computer  for which it

                                   10.(b)-20

                                                      Subcontract No. 514-05-196

               was     acquired    is     6. COMMUNICATION  WITH  BAE  SYSTEMS
               inoperative;                  CUSTOMER
                                             BAE   SYSTEMS   shall  be   solely
           (iii)    Reproduced    for        responsible  for all  liaison  and
               safekeeping (archives)        coordination  with the BAE SYSTEMS
               or backup purposes;           customer,   including  the  U.  S.
                                             Government,   as  it  affects  the
           (iv)Modified,  adapted, or        applicable  Prime  Contract,  this
               combined   with  other        Contract,    and    any    related
               computer     software,        contract.
               provided    that   the
               modified, combined, or     7. CONTRACT DIRECTION
               adapted   portions  of        (a) Only    the    BAE     SYSTEMS
               the         derivative            Procurement Representative has
               software incorporating            authority    to   amend   this
               any of the  delivered,            Contract. Such amendments must
               restricted    computer            be in writing.
               software    shall   be
               subject     to    same        (b) BAE  SYSTEMS  engineering  and
               restrictions set forth            technical  personnel  may from
               in this Contract;                 time to time render assistance
                                                 or give  technical  advice  or
           (v) Disclosed    to    and            discuss or effect an  exchange
               reproduced  for use by            of  information  with SELLER's
               support        service            personnel  concerning the Work
               contractors  or  their            hereunder.  Such actions shall
               subcontractors,                   not be  deemed  to be a change
               subject  to  the  same            under the "Changes"  clause of
               restrictions set forth            this Contract and shall not be
               in this Contract; and             the   basis   for    equitable
                                                 adjustment.
           (vi)Used or copied for use
               in or transferred to a        (c) Except as  otherwise  provided
               replacement computer.             herein,   all  notices  to  be
                                                 furnished  by the SELLER shall
   (c) Release  from  liability.  The            be  sent  to the  BAE  SYSTEMS
       SELLER    agrees    that   the            Procurement Representative.
       Government  and  BAE  SYSTEMS,
       and other  persons to whom the     8. DEFAULT
       Government  or BAE SYSTEMS may        (a) BAE   SYSTEMS,    by   written
       have   released  or  disclosed            notice,   may  terminate  this
       commercial  computer  software            Contract for default, in whole
       delivered     or     otherwise            or in part, if SELLER fails to
       furnished under this Contract,            comply  with any of the  terms
       shall  have no  liability  for            of  this  Contract,  fails  to
       any release or  disclosure  of            make   progress   so   as   to
       such    commercial    computer            endanger  performance  of this
       software  that are not  marked            Contract,  or fails to provide
       to indicate that such software            adequate  assurance  of future
       are  licensed  data subject to            performance. Seller shall have
       use,             modification,            ten (10) days (or such  longer
       reproduction,         release,            period  as  BAE   SYSTEMS  may
       performance,    display,    or            authorize  in writing) to cure
       disclosure restrictions.                  any such failure after receipt

                                   10.(b)-21

                                                      Subcontract No. 514-05-196

       of  notice  from BAE  SYSTEMS.            the Release  document  for
       Default   involving   delivery            the Work to be performed.
       schedule  delays  shall not be
       subject to the cure provision.        (c) "Customer"    means    any
                                                 customer  of  BAE  SYSTEMS
   (b) BAE   SYSTEMS   shall  not  be            ATI, any subsequent owner,
       liable   for  any   Work   not            operator  or  user  of the
       accepted; however, BAE SYSTEMS            Goods    and   any   other
       may require  SELLER to deliver            individual,   partnership,
       to BAE  SYSTEMS  any  supplies            corporation  or  person or
       and  materials,  manufacturing            entity    which   has   or
       materials,  and  manufacturing            acquires  any  interest in
       drawings   that   SELLER   has            the Goods from, through or
       specifically    produced    or            under BAE SYSTEMS ATI.
       acquired  for  the  terminated
       portion of this Contract.  BAE        (d) "FAR"    means   the   Federal
       SYSTEMS and SELLER shall agree            Acquisition Regulation, issued
       on the amount of  payment  for            as Chapter 1 of Title 48, Code
       these other deliverables.                 of Federal Regulations.

   (c) SELLER shall continue all Work        (e) "BAE   SYSTEMS"    means   BAE
       not terminated.                           SYSTEMS  CORPORATION,   acting
                                                 through   its   companies   or
   (d) If  after   termination  under            business  sites as  identified
       paragraph  (a),  it  is  later            on the face of this  Contract.
       determined that SELLER was not            If a  subsidiary  or affiliate
       in default,  such  termination            of BAE SYSTEMS  CORPORATION is
       shall be deemed a  Termination            identified  on the face of the
       for Convenience.                          Contract  then  "BAE  SYSTEMS"
                                                 means   that   subsidiary   or
9. DEFINITIONS                                   affiliate.
   The following terms shall have the
   meanings set forth below:                 (f) SYSTEMS            Procurement
                                                 Representative"    means   the
      (a)  "Buyer"  means BAE SYSTEMS            person   authorized   by   BAE
           Advanced     Technologies,            SYSTEMS' cognizant procurement
           Inc. (BAE SYSTEMS ATI).               organization   to   administer
                                                 and/or execute this Contract.
      (b)  "Contract"    means    the
           instrument of contracting,        (g) "Goods"   means   all   goods,
           such  as  "PO",  "Purchase            services,  data  software  and
           Order", or other such type            other items furnished or to be
           designation, including all            furnished  to BAE  SYSTEMS ATI
           referenced      documents,            under this Subcontract.
           exhibits and  attachments.
           If   these    terms    and        (h) "Government"     means     the
           conditions             are            government   of   the   United
           incorporated     into    a            States.
           "master"   agreement  that
           provides for releases, (in        (i) "Prime   Contract"  means  the
           the  form  of  a  Purchase            Government    Contract   under
           Order   or   other    such            which  this   Subcontract   is
           document)     the     term            issued.
           "Contract" shall also mean

                                   10.(b)-22

                                                      Subcontract No. 514-05-196

   (k) "PO" or  "Purchase  Order"  as            exception.
       used    in    any     document
       constituting  a part  of  this        (b) SELLER  agrees to  notify  BAE
       Contract   shall   mean   this            SYSTEMS  if  any   deliverable
       "Contract."                               under   this    Contract    is
                                                 restricted  by export  control
   (l) "Seller"   means   the   Party            laws or regulations.
       identified  on the face of the
       Contract with whom BAE SYSTEMS        (c) SELLER    shall    immediately
       is contracting.                           notify    the   BAE    SYSTEMS
                                                 Procurement  Representative if
   (m) "Subcontract"  as  used in any            SELLER is listed in any Denied
       document  constituting  a part            Parties  List  or if  SELLER's
       of this  Contract  shall  mean            export      privileges     are
       this "Contract."                          otherwise denied, suspended or
                                                 revoked in whole or in part by
   (n) "Subcontractor"    means   the            any U. S. Government entity or
       Party  identified  on the face            agency.
       of the Contract  with whom BAE
       SYSTEMS is contracting.            12.EXTRAS
                                             Work  shall  not  be  supplied  in
   (o) "Work"   means  all   required        excess of quantities  specified in
       articles, materials, supplies,        the  Contract.   SELLER  shall  be
       goods,       and      services        liable for  handling  charges  and
       constituting    the    subject        return   shipment  costs  for  any
       matter of this Contract.              excess quantities.

10.DISPUTES                               13.FURNISHED PROPERTY
   All disputes  under this  Contract        (a) BAE  SYSTEMS  may  provide  to
   which  are  not   disposed  of  by            SELLER   property   owned   by
   mutual agreement may be decided by            either  BAE   SYSTEMS  or  its
   recourse to an action at law or in            customer (Furnished Property).
   equity.  Until final resolution of            Furnished  Property  shall  be
   any  dispute   hereunder,   SELLER            used only for the  performance
   shall diligently  proceed with the            of this Contract.
   performance  of this  Contract  as
   directed by BAE SYSTEMS.                  (b) Title  to  Furnished  Property
                                                 shall remain in BAE SYSTEMS or
11.EXPORT CONTROL                                its  customer.   SELLER  shall
   (a) SELLER  agrees to comply  with            clearly   mark   (if   not  so
       all  applicable   U.S.  export            marked) all Furnished Property
       control laws and  regulations.            to show its ownership.
       Without      limiting      the
       foregoing,  SELLER agrees that        (c) Except for reasonable wear and
       it  will  not   transfer   any            tear,    SELLER    shall    be
       export  controlled  item, data            responsible   for,  and  shall
       or   services,    to   include            promptly  notify  BAE  SYSTEMS
       transfer  to  foreign  persons            of,   any   loss  or   damage.
       employed   by  or   associated            Without   additional   charge,
       with,  or  under  contract  to            SELLER shall manage, maintain,
       SELLER or SELLER's  lower-tier            and     preserve     Furnished
       suppliers,     without     the            Property  in  accordance  with
       authority of an Export License            good commercial practice.
       or     applicable      license

                                   10.(b)-23

                                                      Subcontract No. 514-05-196

   (d) At   BAE   SYSTEMS'   request,            whatsoever to BAE SYSTEMS.
       and/or upon completion of this
       Contract   the  SELLER   shall        (b) SELLER  shall  be  responsible
       submit, in an acceptable form,            for  any  costs  or   expenses
       inventory  lists of  Furnished            including attorneys' fees, all
       Property and shall  deliver or            expenses of litigation  and/or
       make such  other  disposal  as            settlement,  and court  costs,
       may   be   directed   by   BAE            arising   from   any   act  or
       SYSTEMS.                                  omission   of   SELLER,    its
                                                 officers,  employees,  agents,
   (e) The Government Property clause            suppliers,  or  subcontractors
       contained  in Section II shall            at    any    tier,    in   the
       apply  in lieu  of  paragraphs            performance   of  any  of  its
       (a)  through  (d)  above  with            obligations     under     this
       respect     to      Government            Contract.
       Furnished     Property,     or
       property    to    which    the     16.INFORMATION OF BAE SYSTEMS
       Government  takes  title under        Information    provided   by   BAE
       this Contract.                        SYSTEMS  to  SELLER   remains  the
                                             property  of BAE  SYSTEMS.  SELLER
14.GRATUITIES/KICKBACKS                      agrees to comply with the terms of
   (a) No gratuities  (in the form of        any    Proprietary     Information
       entertainment,     gifts    or        Agreement  with BAE SYSTEMS and to
       otherwise) or kickbacks  shall        comply   with   all    Proprietary
       be offered or given by SELLER,        Information      markings      and
       to any employee of BAE SYSTEMS        Restrictive Legends applied by BAE
       with  a view  toward  securing        SYSTEMS   to   anything   provided
       favorable   treatment   as   a        hereunder to SELLER. SELLER agrees
       supplier.                             not  to  use   any   BAE   SYSTEMS
                                             provided   information   for   any
   (b) By  accepting  this  Contract,        purpose  except  to  perform  this
       SELLER      certifies      and        Contract   and   agrees   not   to
       represents  that  it  has  not        disclose such information to third
       made or solicited and will not        parties  without the prior written
       make or solicit  kickbacks  in        consent of BAE SYSTEMS.
       violation  of FAR  52.203-7 or
       the  Anti-Kickback Act of 1986     17.INFORMATION OF SELLER
       (41 USC 51-58),  both of which        SELLER   shall  not   provide  any
       are  incorporated   herein  by        Proprietary   Information  to  BAE
       this    specific    reference,        SYSTEMS without prior execution by
       except that  paragraph  (c)(1)        BAE   SYSTEMS  of  a   Proprietary
       of  FAR  52.203-7   shall  not        Information Agreement.
       apply.
                                          18.INSPECTION AND ACCEPTANCE
15.INDEPENDENT CONTRACTOR                    (a) BAE SYSTEMS  and its  customer
   RELATIONSHIP                                  may   inspect   all   Work  at
   (a) SELLER   is   an   independent            reasonable  times and  places,
       contractor    in    all    its            including,  when  practicable,
       operations    and   activities            during  manufacture and before
       hereunder.  The employees used            shipment. SELLER shall provide
       by  SELLER  to  perform   Work            All  information,  facilities,
       under this  Contract  shall be            And  assistance  necessary for
       SELLER's employees exclusively            safe and convenient inspection
       without      any      relation            without additional charge.

                                   10.(b)-24

                                                      Subcontract No. 514-05-196

   (b) No   such   inspection   shall        settlement,  and court  costs,  by
       relieve    SELLER    of    its        reason of property  damage or loss
       obligations   to  furnish  all        or  personal  injury to any person
       Work in  accordance  with  the        caused  in whole or in part by the
       requirements of this Contract.        actions  or  omissions  of SELLER,
       BAE SYSTEMS' final  inspection        its officers,  employees,  agents,
       and  acceptance  shall  be  at        suppliers,    or   subcontractors.
       destination.                          SELLER  shall  provide BAE SYSTEMS
                                             thirty (30) days  advance  written
   (c) If       SELLER       delivers        notice prior to the effective date
       non-conforming    Work,    BAE        of any  cancellation  or change in
       SYSTEMS may; (i) accept all or        the  term  or  coverage  of any of
       part  of   such   Work  at  an        SELLER's  required  insurance.  If
       equitable   price   reduction;        requested,  SELLER  shall  send  a
       (ii)  reject  such  Work;   or        "Certificate of Insurance" showing
       (iii)  make,  or  have a third        SELLER's   compliance  with  these
       party   make   all    repairs,        requirements.  SELLER  shall  name
       modifications, or replacements        BAE   SYSTEMS  as  an   additional
       necessary  to enable such Work        insured  for the  duration of this
       to comply in all respects with        Contract.   Insurance   maintained
       Contract    requirements   and        pursuant to this  clause  shall be
       charge  the cost  incurred  to        considered primary as respects the
       SELLER.                               interest of BAE SYSTEMS and is not
                                             contributory  with  any  insurance
   (d) SELLER  shall  not   re-tender        that  BAE   SYSTEMS   may   carry.
       rejected      Work     without        "Subcontractor"  as  used  in this
       disclosing    the   corrective        clause  shall   include   SELLER's
       action taken.                         subcontractors at any tier.

19.INSURANCE/ENTRY ON BAE SYSTEMS         20.INTELLECTUAL PROPERTY
   PROPERTY                                  (a) SELLER  warrants that the Work
   In  the  event  that  SELLER,  its            performed and delivered  under
   employees,        agents,       or            this    Contract    will   not
   subcontractors  enter the  site(s)            infringe or otherwise  violate
   of BAE  SYSTEMS  or its  customers            the   intellectual    property
   for any reason in connection  with            rights of any  third  party in
   this Contract, then SELLER and its            the   United   States  or  any
   subcontractors  shall  procure and            foreign country. SELLER agrees
   maintain  worker's   compensation,            to defend,  indemnify and hold
   comprehensive  general  liability,            harmless  BAE  SYSTEMS and its
   bodily injury and property  damage            customers from and against any
   insurance in  reasonable  amounts,            claims, damages, losses, costs
   and such  other  insurance  as BAE            and    expenses,     including
   SYSTEMS may require.  In addition,            reasonable   attorneys'  fees,
   SELLER   and  its   subcontractors            arising out of any action by a
   shall   comply   with   all   site            third party that is based upon
   requirements.     SELLER     shall            a   claim    that   the   Work
   indemnify  and hold  harmless  BAE            performed or  delivered  under
   SYSTEMS, its officers,  employees,            this  Contract   infringes  or
   and agents from any losses, costs,            otherwise     violates     the
   claims, causes of action, damages,            intellectual  property  rights
   liabilities,     and     expenses,            of any person or entity.
   including   attorneys'  fees,  all
   expenses  of   litigation   and/or        (b) With     regard     to     any

                                   10.(b)-25

                                                      Subcontract No. 514-05-196

       modifications    that   SELLER            delivery    shall    be    FOB
       makes   to  any  Work  in  the            Destination.
       performance  of this Contract,
       BAE SYSTEMS and the Government     24.PAYMENTS, TAXES, AND DUTIES
       shall  have  a   nonexclusive,        (a) Unless   otherwise   provided,
       irrevocable,     world    wide            terms of payment  shall be net
       license  and  right  under any            thirty   (30)  days  from  the
       intellectual   property  right            latest of the  following:  (i)
       obtained    to   cover    such            BAE  SYSTEMS'  receipt  of the
       modifications  to  make,  have            SELLER's proper invoice;  (ii)
       made,    use,   sell,    copy,            Scheduled delivery date of the
       distribute,   make  derivative            Work; or (iii) Actual delivery
       works or compilations, display            of the Work. BAE SYSTEMS shall
       publicly,  or perform publicly            have a right of setoff against
       such modifications.                       payments due or at issue under
                                                 this  Contract  or  any  other
21.NEW MATERIALS                                 contract between the Parties.
   The Work to be delivered hereunder
   shall consist of new materials, as        (b) Payment  shall  be  deemed  to
   defined in FAR  52.211-5 not used,            have  been made as of the date
   or reconditioned,  remanufactured,            of   mailing   BAE    SYSTEMS'
   or of such  age as to  impair  its            payment  or  electronic  funds
   usefulness or safety.                         transfer.

22.OFFSET CREDIT/COOPERATION                 (c) Unless  otherwise   specified,
   All offset or countertrade  credit            prices  include all applicable
   value resulting from this Contract            federal,   state   and   local
   shall accrue solely to the benefit            taxes,  duties,  tariffs,  and
   of BAE SYSTEMS.  SELLER  agrees to            similar  fees  imposed  by any
   cooperate  with BAE SYSTEMS in the            government.
   fulfillment    of   any    foreign
   offset/countertrade obligations.       25.PRECEDENCE
                                             Any    inconsistencies   in   this
23.PACKING AND SHIPMENT                      Contract   shall  be  resolved  in
   (a) Unless  otherwise   specified,        accordance   with  the   following
       all  Work is to be  packed  in        descending  order  of  precedence:
       accordance      with      good        (1)  Face of the  Purchase  Order,
       commercial practice.                  Release   document  or   Schedule,
                                             (which shall include  continuation
   (b) A complete  packing list shall        sheets), as applicable,  including
       be    enclosed     with    all        any  Special  Provisions;  (2) Any
       shipments.  SELLER  shall mark        master-type   agreement  (such  as
       containers  or  packages  with        corporate,   sector   or   blanket
       necessary  lifting,   loading,        agreements);   (3)  these  General
       and   shipping    information,        Provisions;  and (4)  Statement of
       including   the  BAE   SYSTEMS        Work.
       Contract number,  item number,
       dates  of  shipment,  and  the     26.PRIORITY RATING
       names   and    addresses    of        If so identified, this Contract is
       consignor and consignee. Bills        a  "rated  order"   certified  for
       of lading  shall  include this        national   defense  use,  and  the
       Contract number.                      SELLER   shall   follow   all  the
                                             requirements    of   the   Defense
   (c) Unless  otherwise   specified,        Priorities and  Allocation  System

                                   10.(b)-26

                                                      Subcontract No. 514-05-196

   (DPAS)  Regulation  (15  CFR  Part        (b) Within   such   period,    BAE
   700). Under DPAS  regulations,  if            SYSTEMS shall either terminate
   this  Contract  supports  the U.S.            or   continue   the   Work  by
   Government, is DX or DO Rated, and            written  order to  SELLER.  In
   exceeds $50,000.00, the Contractor            the  event of a  continuation,
   must  acknowledge   acceptance  of            an  equitable   adjustment  in
   DX-Rated  orders  within  ten (10)            accordance with the principles
   days,  and DO-Rated  orders within            of the "Changes" clause, shall
   fifteen   (15)  days  of   receipt            be made to the price, delivery
   hereof.       Commencement      of            schedule,  or other  provision
   performance of the work called for            affected by the Work stoppage,
   by this Contract in the absence of            if  applicable,  provided that
   seller's  written  acknowledgement            the   claim   for    equitable
   thereof shall be deemed acceptance            adjustment   is  made   within
   of this Contract as written.                  thirty  (30) days  after  such
                                                 continuation.
27.QUALITY CONTROL SYSTEM
   (a) SELLER   shall   provide   and     30.SEVERABILITY
       maintain  a  quality   control        Each  paragraph  and  provision of
       system    to    an    industry        this Contract is severable, and if
       recognized   Quality  Standard        one   or   more    paragraphs   or
       and  in  compliance  with  any        provisions  are declared  invalid,
       other     specific     quality        the  remaining  provisions of this
       requirements   identified   in        Contract will remain in full force
       this Contract.                        and effect.

   (b) Records of all quality control     31.SURVIVABILITY
       inspection   work  by   SELLER        If  this  Contract   expires,   is
       shall  be  kept  complete  and        completed,   or   is   terminated,
       available  to BAE  SYSTEMS and        SELLER  shall not be  relieved  of
       its customers.                        those obligations contained in the
                                             following provisions:
28.RELEASE OF INFORMATION
   Except  as  required  by  law,  no        (a) Applicable Laws
   public release of any information,            Export Control
   or confirmation or denial of same,            Independent Contractor
   with  respect to this  Contract or               Relationship
   the subject matter hereof, will be            Information of BAE SYSTEMS
   made by SELLER  without  the prior            Insurance/Entry on BAE
   written approval of BAE SYSTEMS.                 SYSTEMS Property
                                                 Intellectual Property
29.STOP WORK ORDER                               Release of Information
   (a) SELLER  shall stop Work for up            Warranty
       to   ninety   (90)   days   in
       accordance  with the  terms of        (b) Those    U.   S.    Government
       any  written  notice  received            flowdown  provisions  that  by
       from BAE SYSTEMS,  or for such            their nature should survive.
       longer  period  of time as the
       parties  may  agree  and shall     32.TERMINATION FOR CONVENIENCE
       take all  reasonable  steps to        (a) For specially  performed Work:
       minimize  the   incurrence  of            BAE SYSTEMS may terminate part
       costs  allocable  to the  Work            or all of  this  Contract  for
       during   the  period  of  Work            its   convenience   by  giving
       stoppage.                                 written notice to SELLER.  BAE

                                   10.(b)-27

                                                      Subcontract No. 514-05-196

       SYSTEMS' only obligation shall            collect,  all Work received in
       be to pay SELLER a  percentage            advance   of   the   scheduled
       of the  price  reflecting  the            delivery date.
       percentage    of   the    Work
       performed  prior to the notice        (c) If  SELLER  becomes  aware  of
       of      termination,      plus            difficulty in  performing  the
       reasonable charges that SELLER            Work,   SELLER   shall  timely
       can    demonstrate    to   the            notify   BAE    SYSTEMS,    in
       satisfaction  of BAE  SYSTEMS,            writing,    giving   pertinent
       using    generally    accepted            details.   This   notification
       accounting  principles,   have            shall not change any  delivery
       resulted from the termination.            schedule.
       SELLER  shall  not be paid for
       any  Work  performed  or costs        (d) In the event of a  termination
       incurred   which    reasonably            for convenience or change,  no
       could have been avoided.                  claim will be allowed  for any
                                                 manufacture  or procurement in
   (b) In no event  shall BAE SYSTEMS            advance  of  SELLER's   normal
       be   liable    for   lost   or            flow  time  unless  there  has
       anticipated     profits,    or            been prior written  consent by
       unabsorbed  indirect  costs or            BAE SYSTEMS.
       overhead,  or for  any  sum in
       excess of the  total  Contract     34.WAIVER, APPROVAL, AND REMEDIES
       price.   SELLER's  termination        (a) Failure  by  BAE   SYSTEMS  to
       claim   shall   be   submitted            enforce     any     of     the
       within  ninety  (90) days from            provision(s)  of this Contract
       the  effective   date  of  the            shall  not be  construed  as a
       termination.                              waiver  of the  requirement(s)
                                                 of such provision(s),  or as a
   (c) For   other   than   specially            waiver  of  the  right  of BAE
       performed  Work:  BAE  SYSTEMS            SYSTEMS  thereafter to enforce
       may  terminate  part or all of            each    and     every     such
       this    Contract    for    its            provision(s).
       convenience  by giving written
       notice  to   SELLER   and  BAE        (b) BAE   SYSTEMS'   approval   of
       SYSTEMS'  only  obligation  to            documents  shall  not  relieve
       SELLER  shall be  payment of a            SELLER from complying with any
       mutually           agreed-upon            requirements of this Contract.
       restocking or service charge.
                                             (c) The rights and remedies of BAE
   (d) In either  case,  SELLER shall            SYSTEMS in this  Contract  are
       continue    all    Work    not            cumulative  and in addition to
       terminated.                               any other  rights and remedies
                                                 provided by law or in equity.
33.TIMELY PERFORMANCE
   (a) SELLER's timely performance is     35.WARRANTY
       a  critical  element  of  this        SELLER   warrants  that  all  Work
       Contract.                             furnished    pursuant    to   this
                                             Contract shall strictly conform to
   (b) Unless  advance  shipment  has        applicable         specifications,
       been  authorized in writing by        drawings,       samples,       and
       BAE  SYSTEMS,  BAE SYSTEMS may        descriptions,       and      other
       store at SELLER's expense,  or        requirements  of this Contract and
       return,    shipping    charges        be free from  defects  in  design,

                                   10.(b)-28

                                                      Subcontract No. 514-05-196

   material  and   workmanship.   The        incorporated    by   said    Prime
   warranty  shall  begin  upon final        Contract shall apply instead.
   acceptance and extend for a period
   of (i) the manufacturer's warranty     B. GOVERNMENT SUBCONTRACT
   period or one (1) year,  whichever        ----------------------
   is  longer,  if  SELLER is not the        This  Contract is entered  into by
   manufacturer  and has not modified        the  Parties  in support of a U.S.
   the Work or,  (ii) one (1) year or        Government contract.
   the    manufacturer's     warranty
   period, whichever is longer if the        As used in the clauses  referenced
   SELLER is the  manufacturer of the        below   and   otherwise   in  this
   Work or has  modified  it.  If any        Contract:
   non-conformity  with Work  appears
   within  that  time,  SELLER  shall        1.  "Commercial   Item"   means  a
   promptly   repair,   replace,   or            commercial  item as defined in
   reperform the Work. Transportation            FAR 2.101.
   of replacement  Work and return of
   non-conforming   Work  and  repeat        2.  "Contract"      means     this
   performance  of Work  shall  be at            contract.
   SELLER's  expense.  If  repair  or
   replacement  or  reperformance  of        3.  "CONTRACTOR"  means the SELLER
   Work is not  timely,  BAE  SYSTEMS            acting as the immediate (first
   may    elect   to    return    the            tier)   subcontractor  to  BAE
   nonconforming  Work or  repair  or            SYSTEMS.
   replace Work or reprocure the Work
   at    SELLER's    expense.     All        4.  "Prime   Contract"  means  the
   warranties   shall   run   to  BAE            contract  between  BAE SYSTEMS
   SYSTEMS and its  customer(s).  Any            and  the  U.S.  Government  or
   implied         warranty        of            between  BAE  SYSTEMS  and its
   merchantability  and fitness for a            higher-tier contractor who has
   particular   purpose   is   hereby            a   contract   with  the  U.S.
   disclaimed.                                   Government.

                                             5.  "Subcontract"     means    any
SECTION II: FAR FLOWDOWN PROVISIONS              contract    placed    by   the
-----------------------------------              CONTRACTOR    or    lower-tier
A. INCORPORATION OF FAR CLAUSES                  subcontractors    under   this
   ----------------------------                  Contract.

   The Federal Acquisition Regulation     C. NOTES
   (FAR) clauses referenced below are        -----
   incorporated  herein by reference,        1.  Substitute  "BAE  SYSTEMS" for
   with the same  force and effect as            "Government"     or    "United
   if they were  given in full  text,            States"     as      applicable
   and are applicable,  including any            throughout this clause.
   notes    following    the   clause
   citation, to this Contract. If the        2.  Substitute     "BAE    SYSTEMS
   date  or  substance  of any of the            Procurement    Representative"
   clauses  listed below is different            for   "Contracting   Officer",
   than the date or  substance of the            "Administrative    Contracting
   clause  actually  incorporated  in            Officer", and "ACO" throughout
   the Prime  Contract  referenced by            this clause.
   number   herein,   the   date   or
   substance     of    the     clause        3.  Insert "and BAE SYSTEMS" after

                                   10.(b)-29

                                                      Subcontract No. 514-05-196

       "Government"  or  "Contracting        SYSTEMS, acting on its own behalf,
       Officer",    as   appropriate,        may modify or limit any rights the
       throughout this clause.               Government  may have to  authorize
                                             the   CONTRACTOR's   use  of  such
   4.  Insert "or BAE SYSTEMS"  after        Furnished   Items  in  support  of
       "Government"  throughout  this        other  U.  S.   Government   prime
       clause.                               contracts.

   5.  Communication/notification         F. FAR FLOWDOWN CLAUSES
       required   under  this  clause        --------------------
       from/to the CONTRACTOR to/from        The following FAR clauses apply to
       the Contracting  Officer shall        this Contract:
       be through BAE SYSTEMS.
                                            --------- -------------------------
D. AMENDMENTS REQUIRED BY PRIME             REFERENCE      TITLE
   ----------------------------             --------- -------------------------
   CONTRACT
   --------                                 --------- -------------------------
                                            52.203-2  CERTIFICATE OF
   CONTRACTOR  agrees  that  upon the                 INDEPENDENT PRICE
   request  of BAE  SYSTEMS  it  will                 DETERMINATION (APR 1985)
   negotiate  in good  faith with BAE       --------- -------------------------
   SYSTEMS  relative to amendments to       52.203-3  GRATUITIES (APR 1984)
   this   Contract   to   incorporate       --------- -------------------------
   additional provisions herein or to       52.203-5  COVENANT AGAINST
   change  provisions  hereof, as BAE                 CONTINGENT FEES (APR
   SYSTEMS   may   reasonably    deem                 1984)
   necessary  in order to comply with       --------- -------------------------
   the  provisions of the  applicable       52.203-6  RESTRICTIONS ON
   Prime   contract   or   with   the                 SUBCONTRACTOR SALES TO
   provisions  of  amendments to such                 THE GOVERNMENT (JUL 1995)
   Prime   contract.   If  any   such       --------- -------------------------
   amendment to this Contract  causes       52.203-7  ANTI-KICKBACK PROCEDURES
   an  increase  or  decrease  in the                 (JUL 1995)
   estimated  cost  of,  or the  time       --------- -------------------------
   required for,  performance  of any       52.203-8  CANCELLATION,  RESCISSION
   part  of  the  work   under   this                 AND RECOVERY OF FUNDS FOR
   Contract,  an equitable adjustment                 ILLEGAL OR IMPROPER
   shall  be  made  pursuant  to  the                 ACTIVITY (JAN 1997)
   "Changes" clause of this Contract.       --------- -------------------------
                                            52.203-10 PRICE OR  FEE  ADJUSTMENT
E. PRESERVATION OF THE GOVERNMENT'S                   FOR ILLEGAL OR  IMPROPER
   --------------------------------                   ACTIVITY (JAN 1997)
   RIGHTS                                   --------- -------------------------
   ------                                   52.203-12 LIMITATION ON PAYMENTS TO
   If BAE SYSTEMS furnishes  designs,                 INFLUENCE CERTAIN FEDERAL
   drawings,     special     tooling,                 TRANSACTIONS (JUN 1997)
   equipment,   engineering  data  or       --------- -------------------------
   other   technical  or  proprietary       52.209-6  PROTECTING THE
   information  (Furnished  Items) to                 GOVERNMENT'S INTEREST
   which the U. S. Government owns or                 WHEN SUBCONTRACTING WITH
   has the right to authorize the use                 CONTRACTORS  DEBARRED,
   of,   nothing   herein   shall  be                 SUSPENDED, OR PROPOSED
   construed   to   mean   that   BAE                 FOR DEBARMENT (JUL 1995)

                                   10.(b)-30

                                                      Subcontract No. 514-05-196

            DEBARMENT (JUL 1995)            --------- -------------------------
  --------- -------------------------       52.222-4  CONTRACT WORK  HOURS AND
  52.214-26 AUDIT  AND  RECORDS  -                    SAFETY STANDARDS ACT -
            SEALED  BIDDING  (OCT                     OVERTIME   COMPENSATION
                   1997)                              (SEP 2000)
  --------- -------------------------       --------- -------------------------
  52.214-27 PRICE REDUCTION  FOR            52.222-6  DAVIS BACON ACT
            DEFECTIVE COST OR PRICING                 (FEB 1995)
            DATA  -   MODIFICATIONS         --------- -------------------------
            - SEALED BIDDING (OCT           52.222-7  WITHOLDING OF FUNDS
                   1997)                              (FEB 1988)
  --------- -------------------------       --------- -------------------------
  52.214-28 SUBCONTRACTOR   COST  OR        52.222-8  PAYROLLS AND BSIC RECORDS
            PRICING   DATA  -                         (FEB 1988)
            MODIFICATIONS - SEALED          --------- -------------------------
            BIDDING (OCT 1997)              52.222-9  APPRENTICES AND TRAINEES
  --------- -------------------------                 (FEB 1988)
  52.215-2  AUDIT AND RECORDS -             --------- -------------------------
            NEGOTIATION (JUN 1999)          52.222-10 COMPLIANCE WITH COPELAND
            AND ALTERNATE II (APR                     ACT  REQUIREMENTS
                    1998)                                    (FEB 1988)
  --------- -------------------------       --------- -------------------------
  52.215-11 PRICE   REDUCTION  FOR          52.222-11 SUBCONTRACTS (LABOR
            DEFECTIVE COST OR PRICING                 STANDARDS) (FEB 1988)
            DATA - MODIFICATIONS            --------- -------------------------
              (OCT 1997)                    52.222-12 CONTRACT TERMINATION -
  --------- -------------------------                 DEBARMENT (FEB 1988)
  52.215-12 SUBCONTRACTOR  COST  OR         --------- -------------------------
            PRICING  DATA  (OCT 1997)       52.222-13 COMPLIANCE WITH  DAVIS-
            (Applicable  to                           BACON AND RELATED ACT
            Subcontractors  over                      REGULATIONS (FEB 1988)
                $550,000 only)              --------- -------------------------
  --------- -------------------------       52.222-14 DISPUTES CONCERNING LABOR
  52.215-14 INTEGRITY OF UNIT PRICES                  STANDARDS (1988)
            (OCT 1997) AND ALTERNATE        --------- -------------------------
             I (OCT 1997)                   52.222-15 CERTIFICATION OF
  --------- -------------------------                 ELIGIBILITY (FEB 1988)
  52.215-19 NOTIFICATION OF OWNERSHIP       --------- -------------------------
            CHANGES (OCT 1997)              52.222-16 APPROVAL OF WAGE RATES
  --------- -------------------------                 (FEB 1988)
  52.219-8  UTILIZATION OF SMALL            --------- -------------------------
            BUSINESS  CONCERNS (JAN         52.222-20 WALSH HEALY PUBLIC
                   1999)                              CONTRACTS ACT (DEC 1996)
  --------- -------------------------       --------- -------------------------
  52.219-9  SMALL  BUSINESS                 52.222-21 PROHIBITION OF SEGREGATED
            SUBCONTRACTING PLAN (JAN                  FACILITIES  (FEB 1999)
            1999) (ALTERNATIVE 1)           --------- -------------------------
  --------- -------------------------       52.222-26 EQUAL OPPORTUNITY (FEB
  52.222-1  NOTICE TO GOVERNMENT OF                            1999)
            LABOR  DISPUTES (FEB            --------- -------------------------
                   1997)                    52.222-35 EQUAL  OPPORTUNITY  FOR
  --------- -------------------------                 SPECIAL DISABLED VETERAND,
  52.222-3  CONVICT LABOR (AUG 1996)                  VETERANS OF THE VIETNAM
  --------- -------------------------                 ERA, AND OTHER ELIGIBLE

                                   10.(b)-31

                                                      Subcontract No. 514-05-196

            VETERANS (DEC 1998)             --------- -------------------------
  --------- -------------------------       52.236-5  MATERIALS AND WORKMANSHIP
  52.222-36 AFFIRMATIVE ACTION   FOR                        (APR 1984)
            WORKERS WITH DISABILITIES       --------- -------------------------
            (JUN 1998)                      52.236-7  PERMITS AND
  --------- -------------------------                 RESPONSIBILITIES (NOV 91)
  52.222-37 EMPLOYMENT   REPORTS  ON        --------- -------------------------
            SPECIAL DISABLED                52.236-8  OTHER CONTRACTS (APR
            VETERAND, VETERANS OF THE                            1984)
            VIETNAM  ERA, AND  OTHER        --------- -------------------------
            ELIGIBLE VETERANS (DEC          52.236-9  PROTECTION OF  EXISTING
                     1998)                            VEGETATION,  STRUCTURES,
  --------- -------------------------                 EQUIPMENT, UTILITIES, AND
  52.222-41 SERVICE CONTRACT  ACT OF                  IMPROVEMENTS (APR 1984)
            1965,  AS  AMENDED              --------- -------------------------
                 (MAY 1989)                 52.236-10 OPERATIONS AND STORAGE
  --------- -------------------------                 AREA (APR 1984)
  52.222-44 FAIR LABOR STANDARDS ACT        --------- -------------------------
            AND SERVICE CONTRACT ACT-       52.236-12 CLEANING UP
            PRICE ADJUSTMENT (FEB           --------- -------------------------
                   2002)                    52.236-13 ACCIDENT PREVENTION
  --------- -------------------------       --------- -------------------------
  52.223-6  DRUG FREE WORKPLACE (JAN        52.236-21 SPECIFICATIONS  AND
                   1997)                              DRAWINGS FOR CONTRUCTION
  --------- -------------------------                       (FEB 1997)
  52.225-13 RESTRICTIONS  ON CERTAIN        --------- -------------------------
            FOREIGN  PURCHASES              52.237-2  PROTECTION OF GOVERNMENT
                   (JUL 2000)                         BUILDINGS, EQUIPMENT,AND
  --------- -------------------------                 VEGETATION (APR 1984)
  52.227-1  AUTHORIZATION AND CONSENT       --------- -------------------------
                   (JUL 1995)               52.242-13 BANRUPTCY (JUL 1995)
  --------- -------------------------       --------- -------------------------
  52.227-4  PATENT  INDEMNITY  -            52.242-15 STOP WORK ORDER (AUG
            CONTRUCTION  CONTRACTS                               1989)
                   (APR 1984)               --------- -------------------------
  --------- -------------------------       52.243-1  CHANGES - FIXED PRICE
  52.227-17 RIGHTS IN DATA - SPECIAL                          (AUG 87)
            WORKS (JUNE 1987)               --------- -------------------------
  --------- -------------------------       52.244-5  COMPETITION IN
  52.228-15 PERFORMANCE AND PAYMENT                   SUBCONTRACTING (DEC 1996)
            BONDS (JUL 2000)                --------- -------------------------
  --------- -------------------------       52.244-6  SUBCONTRACTS   FOR
  52.229-3  FEDERAL, STATE, AND LOCAL                 COMMERCIAL   ITEMS  AND
            TAXES (JAN 1991)                          COMMERCIAL COMPONENTS
  --------- -------------------------                         (OCT 1998)
  52.233-3  PROTEST AFTER AWARD (AUG        --------- -------------------------
                       1996)                52.245-2  GOVERNMENT  PROPERTY
  --------- -------------------------                 (FIXED PRICE CONTRACTS)
  52.236-2  DIFFERING SITE CONDITIONS                 (DEC 1989) AND ALTERNATE
                  (APR 1984)                          I (APRIL 1984) (As
  --------- -------------------------                 modified  by DoD  class
  52.236-3  SITE INVESTIGATION AND                    deviation  99-00008
            CONDITIONS  AFFECTING                         dated 13 July 1999)
              THE WORK (APR 1984)           --------- -------------------------
  --------- -------------------------
                                   10.(b)-32

                                                      Subcontract No. 514-05-196

  --------- -------------------------       ------------ ----------------------
  52.246-12 INSPECTION  OF                  252.209-7000 Acquisition from
            CONSTRUCTION  - FIXED                        Subcontractors Subject
            PRICE   (AUG 1006)                           to On-Site Inspection
  --------- -------------------------                    under the Intermediate
  52.246-21 WARRANTY OF CONSTRUCTION                     Range Nuclear Forces
            *AUG 1996)                                   Treaty (Nov 95)
  --------- -------------------------       ------------ ----------------------
  52.246-23 LIMITATION OF LIABILITY         252.209-7004 Subcontracting with
            (FEB 1997)                                   Firms That are Owned
  --------- -------------------------                    or Controlled by the
  52.247-64 PREFERENCE FOR PRIVATELY                     Government of a
            OWNED  U.S.-FLAG                             Terrorist Country (Mar
            COMMERCIAL VESSELS (JUN                                98)
                      2000)                 ------------ ----------------------
  --------- -------------------------       252.215-7000 Pricing Adjustments
  52.249-2  TERMINATION    FOR                                 (Dec 91)
            CONVENIENCE   OF   THE          ------------ ----------------------
            GOVERNMENT (FIXED PRICE)        252.219-7003 Small, Small
                    (SEP 1996)                           Disadvantaged and
  --------- -------------------------                    Woman-owned Small
  52.249-10 DEFAULT  (FIXED  PRICE                       Business
            CONSTRUCTION)  (APR                          Subcontracting Plan
                   1984)                                 (DOD Contracts) (Apr
  --------- -------------------------                              96)
  52.251-1  GOVERNMENT SUPPLY SOURCES       ------------ ----------------------
            (APR 1984)                      252.223-7006 Prohibition on Storage
  --------- -------------------------                    and Disposal of Toxic
                                                         and Hazardous Material
                                                         (Apr 93)
G.DoD FAR SUPPLEMENT (DFARS) FLOWDOWN       ------------ ----------------------
  CLAUSES.                                  252.225-7012 Preference for Certain
  -----------------------------------                    Domestic Commodities
  The following DoD FAR clauses apply                          (Apr 02)
  to this Contract:                         ------------ ----------------------
                                            252.225-7031 Secondary Arab Boycott
  ------------ ----------------------                    of Israel (Jun 92)
  REFERENCE       TITLE                     ------------ ----------------------
  ------------ ----------------------       252.225-7026 Reporting of Contract
  252.203-7001 Prohibition On Persons                    Performance Outside
               Convicted of Fraud or                     the United States (Jun
               Other Defense-Contract                               00)
               -Related Felonies            ------------ ----------------------
                    (Mar 99)                252.227-7016 Rights in Bid or
  ------------ ----------------------                    Proposal Information
  252.204-7003 Control of Government                           (Jun 95)
               Work Product (Apr 92)        ------------ ----------------------
  ------------ ----------------------       252.227-7025 Limitations on the Use
  252.205-7000 Provision of                              or Disclosure of
               Information to                            Government-Furnished
               Cooperative Agreement                     Information Marked
               Holders (Dec 91)                          with Restrictive
  ------------ ----------------------                    Legends (Jun 95)
                                            ------------ ----------------------

                                   10.(b)-33

                                                      Subcontract No. 514-05-196

  ------------ ----------------------
  252.227-7037 Validation of
               Restrictive Markings
               on Technical Data
                    (Sep 99)
  ------------ ----------------------
  252.231-7000 Supplemental Cost
               Principles (Dec 91)
  ------------ ----------------------
  252.242-7004 Material Management
               and Accounting System
                    (Dec 00)
  ------------ ----------------------
  252.243-7001 Pricing of Contract
               Modifications (Dec 91)
  ------------ ----------------------
  252.243-7002 Requests for Equitable
               Adjustment (Mar 98)
  ------------ ----------------------
  252.245-7001 Reports on Government
               Property (May 94)
  ------------ ----------------------
  252.247-7023 Transportation of
               Supplies by Sea (May
                        00)
  ------------ ----------------------
  252.247-7024 Notification of
               Transportation of
               Supplies By Sea (Mar
                        00)
  ------------ ----------------------
























                                   10.(b)-34

                                                      Subcontract No. 514-05-196

SECTION J LIST OF ATTACHMENTS

Attachment A - Standard Form 1413, "Statement and Acknowledgement"

Attachment B - "Wage Determination No: 94-2017 (rev) 27 Area: AK, Statewide"

Attachment C - "General Decision Number AK0200063 State: Alaska Construction
               Type: Highway, County: Valdez-Cordova"

Attachment D - "General Decision Number AK020001 State: Alaska Construction
               Type: Building Heavy, County: Valdez-Cordova"

Attachment E - Statement of Work

Attachment 1 - List of Components

Attachment 2 - HAARP Antenna Tower Interconnection Diagram

Attachment 3 - Tower Dressing Material Schedule

Attachment 4 - Customer Furnished Materials


































                                   10.(b)-35

                                                      Subcontract No. 514-05-196


SECTION K  REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

Seller's Representations and Certifications, document in Bidder's Proposal submittal as Subcontract No. 511-05-191 Dated 21 January 2005, are hereby incorporated by reference.

















































                                   10.(b)-36